                       ANNUAL REPORT / OCTOBER 31 1998



                       AIM LATIN AMERICAN GROWTH FUND


                         [COVER IMAGE]





[A I M logo APPEARS HERE]


                INVEST WITH DISCIPLINE-REGISTERED TRADEMARK-

[COVER IMAGE]

NATURALEZA MUERTA BY FERNANDO BOTERO

FERNANDO BOTERO'S PAINTINGS ARE INSTANTLY RECOGNIZABLE BY THEIR VOLUMINOUS SHAPES AND SMOOTHLY-FINISHED SURFACES. HIS USE OF MONUMENTAL PROPORTIONS TRANSFORMS EVERYDAY OBJECTS AND ORDINARY PEOPLE INTO ICONS OF SERENITY AND STRENGTH. LIKE MANY OF HIS WORKS, THE COVER PAINTING WAS INSPIRED BY THE ARTIST'S MEMORIES OF SMALL-TOWN LIFE IN COLOMBIA.

AIM Latin American Growth Fund is for shareholders who seek long-term growth of capital. The Fund primarily invests in securities of a broad range of Latin American issuers.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT
THIS REPORT:

- AIM Latin American Growth Fund (formerly GT Global Latin America Growth Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- During the fiscal year ended October 31, 1998, Class A shares paid distributions of $0.03 per share, and Advisor Class shares paid distributions of $0.15 per share.

- When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.

- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

- The IFC Investable Latin America index is a market value-weighted average of the performance of securities listed in seven countries. It includes the effect of reinvested dividends and is measured in U.S. dollars.

- The MSCI Emerging Latin America Index is a group of unmanaged securities from emerging Latin American markets tracked by Morgan Stanley Capital International.

- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                         AIM LATIN AMERICAN GROWTH FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

[PHOTO OF CHARLES T. BAUER, CHAIRMAN OF THE BOARD OF THE FUND APPEARS HERE]

DEAR FELLOW SHAREHOLDER:

During the fiscal year covered by this report, a variety of events converged to produce harsh market conditions in several sectors and geographic areas: fallout from currency devaluations in Southeast Asia, the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, fear that Latin America could be engulfed by the world's difficulties, and the virtual collapse of commodity prices as worldwide economic growth faltered and many nations slipped into recession.

We understand how unnerving it is to have an investment lose value. While the difficult market environment helps explain much of your Fund's poor performance, it is not the whole story. When we added the former GT Global funds to our fund family, we understood that several of them needed to bolster their performance substantially. We also recognized their significant long-term potential, and now that we are the funds' investment adviser, we will strive to see that potential realized. Where necessary, we have begun to make the changes in management and investment strategy we believe will enhance your Fund's performance. We intend to continue managing your Fund with the careful oversight and disciplined investment strategy used in all AIM funds, and we hope you will share our patience as investors while we work to improve your Fund's performance.

On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio during the fiscal year, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative.

INVESTING FUNDAMENTALS UNCHANGED

The abrupt reversals of market sentiment during this reporting period reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know exactly when to enter and exit a market, we remain convinced that the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

However difficult many markets have been this fiscal year, the fundamental principles of investing are unchanged:

- broad portfolio diversification, in which this Fund is part of a complete investment strategy designed with your personal financial goals in mind;

- realistic expectations, recognizing that the potential for downturns is always present; and

-       as always, long-term thinking.

Your financial consultant is your best resource for helping you construct a diversified portfolio, weather turbulent markets, and keep your eye on your long-term goals.

We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.

We thank you for your continued participation in The AIM Family of Funds-Registered Trademark-.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

WE INTEND TO CONTINUE MANAGING YOUR FUND WITH THE CAREFUL OVERSIGHT AND DISCIPLINED INVESTMENT STRATEGY USED IN ALL AIM FUNDS.

                         AIM LATIN AMERICAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND SHAKEN BY GLOBAL FINANCIAL CRISES

GLOBAL MARKET VOLATILITY DOMINATED FINANCIAL NEWS IN 1998. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

Since last October, investors in emerging markets have endured a very difficult and volatile year, worsened by a major correction in world equity markets during August. Global economic difficulties hurt the Fund's return significantly. For the fiscal year ended October 31, 1998, total return for Class A shares was -39.86% and -40.19% for Class B shares.

In comparison, the MSCI Emerging Latin America index had a total return of -30.58% for the same period.

HOW HAVE THE MARKETS CHANGED OVER THE LAST YEAR?

The Asian crisis was the biggest influence on Latin American markets late in 1997. The Fund took advantage of a market recovery early in 1998, but the upward trend was quickly reversed during the summer as a result of the Russian government's debt problems.

As the Asian and Russian crises spread, investors began to re-evaluate the riskiness of emerging markets, and many exited them completely. The risk perception for the region improved slightly in the third quarter, thanks to Brazil's new fiscal reform package.

A recovery in U.S. equity markets, moves by the G7 to settle international markets, and Japan's progress in addressing banking system problems helped many Latin American markets swing into positive territory in October. The MSCI Latin America index was up 7.73% for the month.

HOW HAVE INDIVIDUAL COUNTRIES RESPONDED TO THE DOWNTURN?

Argentina, Chile and Mexico have tightened their fiscal and monetary policies, which will slow their economies rapidly as we enter 1999. Consumer and infrastructure development stocks, which thrive in a growing economy, were hurt by this move. However, stocks that act defensively in a falling market, such as utilities, have benefited.

In Brazil, the financial crisis struck during the final months of key elections. The country's officials were slow to act, fearing political fallout. Utility stocks were quite volatile during this time because they are susceptible to political interference. After the elections, a reform package was passed, and there appears to be multilateral support for the effort.

Tumbling commodity prices significantly damaged the smaller markets of Colombia and Venezuela, but internal politics have been an obstacle to effective response. Currencies remain vulnerable.

LATIN AMERICA

The map below identifies Latin American countries mentioned in this report.

LATIN AMERICAN MAP

Mexico
Colombia
Peru
Chile
Argentina
Brazil
Venezuela
Panama

THE RISK PERCEPTION FOR THE REGION IMPROVED SLIGHTLY IN THE THIRD QUARTER, THANKS TO BRAZIL'S NEW FISCAL REFORM PACKAGE.

WHAT IS YOUR OVERALL INVESTMENT STRATEGY FOR THE FUND?

First we determine the portfolio's target country allocations through a top-down process that takes into account a country's economic growth, monetary cycle, government policy, and overall earnings growth. We apply a more detailed industry by industry economic analysis to each country, then adjust our sector allocations. Finally, we identify stocks demonstrating growth, but at a reasonable price.

We adjust our top-down allocation depending on the availability of stocks suitable for investment in a particular country or sector.

WHICH COUNTRIES DID THE FUND FAVOR AT THE END OF THE REPORTING PERIOD?

Our largest allocation was to Brazil, but we moved from an overweight to a neutral position in response to increased market risks. We focused on oil and natural resource stocks because they benefit from U.S. dollar revenues and from privatization efforts.

We also liked Brazil's utility companies such as Companhia Energetica de Minas Gerais (CEMIG), provider of electric power to the Brazilian state of Minas Gerais. With political uncertainties now reduced, such stocks have attracted investor interest once again.

Our second largest country allocation was in Mexico, where we are slightly overweight. We've become more comfort-

SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                  AIM LATIN AMERICAN GROWTH FUND
able with stocks that stand to benefit from the large devaluation of the peso. Although earnings will certainly be affected this year by the monetary correction, the competitive position of Mexico's exporters has been protected by it.

The devaluation should help companies like Desc; Sanluis Corporacion; and Grupo Carso, companies that produce auto parts for the NAFTA region. Domestic demand is still good, and Mexico appears to be relatively immune to the Brazilian contagion. For example, soft-drink producer Fomento Economico Mexicano has benefited from strong domestic demand.

We also ended the reporting period overweight in Chile, partly because we believe the outlook has improved for Pacific Rim demand and partly because we expect interest rates to continue falling, which could act as an incentive for economic growth. We've focused on retail food and beverages, since they are at less risk from economic slowdown, as well as electric companies and natural resource producers. We are more cautious on cyclical sectors such as banks and construction.

IN WHICH COUNTRIES WERE YOU UNDERWEIGHT?

We were slightly underweight in Argentina. Although Argentina's prospects looked good from a top-down point of view, there were few attractive choices in the country's very narrow stock market. Oil stocks, which have been poor performers, make up around 40% of the market. In addition, the industrial sector is at considerable risk because of the economic slowdown and competition from Brazil. Although investor confidence in Argentina has been somewhat shaky, falling interest rates and a fundamentally sound government administration are positive signs. Our investments in this country were primarily in banks, telecommunications companies, and real estate.

We're underweight in Peru and Venezuela as well. The El Nino weather pattern may have abated, but Peru's economy has been slow to recover from its effects. The fishing industry's recovery and government reconstruction-spending both have been slow to materialize. Venezuela has been very hard hit by the global economic downturn due to its dependence on oil prices. Devaluation has long been expected; it's really just a matter of time. Finally, we had no exposure to Colombia, where markets are extremely illiquid and the macroeconomic outlook is unclear.

WHAT IS YOUR OUTLOOK FOR LATIN AMERICA AND FOR THE FUND IN THE NEAR TERM?

We have not lost hope for the region. In fact, we believe that Latin America has a more positive outlook than either Russia or Asia. However, the near- to mid-term outlook depends very much on global events and trends. The overall level of world economic growth, and the impact it has on commodity prices, will be extremely important.

It's also essential for emerging markets as a whole to begin recovery and win back investor confidence. The success of reform efforts and the support that emerging markets receive from more developed nations will all have an impact. Domestically, Brazil's constitutional reform will play a large role in shaping sentiment toward the region. The re-elected Brazilian government has already restored some stability to regional markets, but much remains to be done.

PORTFOLIO COMPOSITION
As of October 31, 1998, based on total net assets



TOP 10 EQUITY HOLDINGS
1. Petroleo Brasileiro S.A. (Petrobras) Preferred (Brazil)               4.9%
2. Telecomunicacoes Brasileiras S.A. (Telebras) - ADR (Brazil)           4.5
3. Fomento Economico Mexicano, S.A. de C.V. - ADR (Mexico)               4.0
4. Nortel Invesora ADR (Argentina)                                       3.9
5. Carso Global Telecommunications "A1" (Mexico)                         3.1
6. Sociedad Quimica y Miniera de Chile, S.A. - ADR (Chile)               2.9
7. Grupo Carso, S.A. de C.V. "A1" (Mexico)                               2.8
8. Grupo Televisa, S.A. de C.V. - GDR (Mexico)                           2.7
9. Uniao de Bancos Brasileiros, S.A. (Unibanco) Units (Brazil)           2.4
10. Companhia Energetica de Minas Gerais (Cemig) - ADR (Brazil)          2.3


TOP FIVE INDUSTRIES
1. Services                            28.0%
2. Energy                              20.3
3. Finance                             12.8
4. Materials/Basic Industry            12.7
5. Consumer Non-Durables               12.5



TOP FIVE COUNTRIES
1. Brazil                              36.2%
2. Mexico                              30.2
3. Chile                               12.6
4. Argentina                           11.7
5. United States                        5.4

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

            SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                           AIM LATIN AMERICAN GROWTH FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM LATIN AMERICAN GROWTH FUND VS. BENCHMARK INDEXES

8/13/91--10/31/98

                       AIM Latin American         IFC Investable             MSCI Emerging
                       Growth Fund,               Latin America Index        Latin America Index
                       Class A
8/13/91                  $10,000                     $10,000
8/31/91                                                                         $9,924
10/31/91                  10,967                      12,344                    10,028
4/30/92                   13,896                      16,937                    15,720
10/31/92                  10,476                      13,052                    12,534
4/30/93                   11,630                      14,100                    13,398
10/31/93                  14,360                      18,302                    17,904
4/30/94                   15,591                      21,117                    20,551
10/31/94                  19,257                      25,754                    23,274
4/30/95                   12,486                      16,506                    16,583
10/31/95                  12,101                      16,123                    16,331
4/30/96                   13,864                      18,844                    19,317
10/31/96                  14,221                      19,330                    19,958
4/30/97                   16,304                      23,903                    26,567
10/31/97                  15,433                      23,731                    25,341
4/30/98                   16,436                      25,255                    23,076
10/31/98                   9,281                      16,523                    17,591

Past performance is no guarantee of comparable future results.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended October 31, 1998, including sales charges


CLASS A SHARES
Inception (8/13/91)                -1.03%
5 years                            -9.25
1 year                            -42.71*


CLASS B SHARES
Inception (4/1/93)                 -4.81%
5 years                            -9.14
1 year                            -43.18**


ADVISOR CLASS SHARES
(sales charges do not apply)
Inception (6/1/95)                  -8.16
1 year                             -39.67

*-39.86, excluding sales charge
**-40.19, excluding sales charges

Sources: Towers Data Systems Hypo-Registered Trademark- and Bloomberg.

Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE

ABOUT THIS CHART

The chart above compares your Fund's Class A shares to benchmark indexes. Use of these indexes is intended to give you a general idea of your Fund's comparative performance. It is important to understand the differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the MSCI Emerging Latin American Index is not managed and incurs no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Please note that the MSCI Emerging Latin American Index results given above are for the period August 31, 1991 to October 31, 1998.

Since the last reporting period, AIM Latin American Growth Fund has elected to use the MSCI Emerging Latin America Index as its benchmark. This index more closely reflects the performance of the securities in which the Fund invests.

The Fund will no longer measure its performance against the IFC Investable Latin America Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the Fund's performance to both the old and the new index.

AIM LATIN AMERICAN GROWTH FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Latin American Growth Fund (formerly GT Global Latin America Growth Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Latin American Growth Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (28.0%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............   BRZL               --             --         4.5
    TELEPHONE NETWORKS
    ADR{\/} .................................................   --             64,040   $  4,863,038          --
    Common ..................................................   --         86,027,027          8,655          --
  Nortel Inversora S.A. - ADR{\/} ...........................   ARG           187,700      4,176,325         3.9
    TELEPHONE NETWORKS
  Carso Global Telecom "A1" .................................   MEX         1,227,000      3,339,850         3.1
    TELEPHONE NETWORKS
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} ................   MEX           105,600      2,864,400         2.7
    BROADCASTING & PUBLISHING
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ...................................................   BRZL       26,766,622      2,154,255         2.0
    BUSINESS & PUBLIC SERVICES
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ..............   BRZL               --             --         1.9
    TELEPHONE - REGIONAL/LOCAL
    Common-/- ...............................................   --         18,256,100      1,982,183          --
    Preferred ...............................................   --            715,813        120,022          --
  Telefonica de Argentina S.A. - ADR{\/} ....................   ARG            56,200      1,858,113         1.7
    TELEPHONE NETWORKS
  Telesp Participacoes S.A.-/- ..............................   BRZL       86,027,027      1,543,409         1.4
    TELEPHONE - REGIONAL/LOCAL
  Controladora Comercial Mexicana, S.A. de C.V. - UBC[.] ....   MEX         2,110,000      1,336,633         1.2
    RETAILERS-FOOD
  Supermercados Unimarc S.A. - ADR (Chile){\/} ..............   CHLE          207,200        712,249         0.7
    RETAILERS-FOOD
  Companhia Brasileira de Distribuicao Grupo Pao de Acucar -
   ADR{\/} ..................................................   BRZL           42,978        693,020         0.6
    RETAILERS-FOOD
  Embratel Participacoes S.A.-/- ............................   BRZL       86,027,027        663,522         0.6
    TELEPHONE - LONG DISTANCE
  Telesp Celulars S.A.: .....................................   BRL                --             --         0.6
    WIRELESS COMMUNICATIONS
    Preferred "B" ...........................................   --          6,373,727        315,267          --
    Common ..................................................   --         12,531,500        273,155          --
  Tele Norte Leste Participacoes S.A.-/- ....................   BRZL       86,027,027        483,217         0.5
    TELEPHONE - REGIONAL/LOCAL
  Grupo Posadas S.A.: .......................................   MEX                --             --         0.5
    LEISURE & TOURISM
    "L"-/- ..................................................   --            752,300        275,513          --
    "A"-/- ..................................................   --            471,000        177,155          --
  Telerj Celular S.A. "B" Preferred-/- ......................   BRZL       14,509,681        450,082         0.4
    WIRELESS COMMUNICATIONS
  Tele Centro Sul Participacoes S.A.-/- .....................   BRZL       86,027,027        396,671         0.4
    TELEPHONE - REGIONAL/LOCAL
  El Puerto de Liverpool, S.A. de C.V. ......................   MEX           283,200        364,407         0.3
    RETAILERS-OTHER
  Telesp Celular Participacoes S.A.-/- ......................   BRZL       86,027,027        280,554         0.3
    WIRELESS COMMUNICATIONS
  Cintra S.A. ...............................................   MEX           393,300        233,574         0.2
    TRANSPORTATION - AIRLINES
  Santa Isabel S.A. - ADR{\/} ...............................   CHLE           36,684        213,226         0.2
    RETAILERS-FOOD

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Tele Sudeste Celular Participacoes S.A.-/- ................   BRZL       86,027,027   $    165,880         0.2
    WIRELESS COMMUNICATIONS
  Tele Celular Sul Participacoes S.A.-/- ....................   BRZL       86,027,027         54,813         0.1
    WIRELESS COMMUNICATIONS
  Tele Centro Oeste Celular Participacoes S.A.-/- ...........   BRZL       86,027,027         54,091          --
    WIRELESS COMMUNICATIONS
  Telemig Celular Participacoes S.A.-/- .....................   BRZL       86,027,027         52,649          --
    WIRELESS COMMUNICATIONS
  Tele Nordeste Celular Participacoes S.A.-/- ...............   BRZL       86,027,027         32,455          --
    WIRELESS COMMUNICATIONS
  Tele Leste Celular Participacoes S.A.-/- ..................   BRZL       86,027,027         26,685          --
    WIRELESS COMMUNICATIONS
  Tele Norte Celular Participacoes S.A.-/- ..................   BRZL       86,027,027         17,309          --
    WIRELESS COMMUNICATIONS
                                                                                        ------------
                                                                                          30,182,377
                                                                                        ------------
Energy (20.3%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL       41,660,500      5,238,996         4.9
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....   BRZL          130,006      2,518,863         2.3
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ....................................   CHLE           93,200      1,945,550         1.8
    ELECTRICAL & GAS UTILITIES
  Companhia Paranaense de Energia - Copel ...................   BRZL               --             --         1.8
    ELECTRICAL & GAS UTILITIES
    "ADR"{\/} ...............................................   --            162,200      1,257,050          --
    Common-/- ...............................................   --        103,347,000        633,356          --
  Gener S.A. - ADR{\/} ......................................   CHLE          102,819      1,657,956         1.5
    ELECTRICAL & GAS UTILITIES
  Companhia de Eletricidade do Estado da Bahia - COELBA .....   BRZL       51,530,000      1,641,633         1.5
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE          115,900      1,151,756         1.1
    ELECTRICAL & GAS UTILITIES
  Harken Energy Corp.-/- ....................................   US            334,670      1,150,428         1.1
    OIL
  C.A. La Electricidad de Caracas ...........................   VENZ        3,991,353      1,134,107         1.1
    ELECTRICAL & GAS UTILITIES
  Eletropaulo Metropolitana Preferred .......................   BRZL       30,003,180      1,011,174         0.9
    ELECTRICAL & GAS UTILITIES
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................   BRZL      173,785,000        932,448         0.9
    GAS
  Light - Servicos de Electricidade S.A. ....................   BRZL        6,310,000        782,931         0.7
    ELECTRICAL & GAS UTILITIES
  Companhia Paulista de Forca e Luz .........................   BRZL               --             --         0.4
    ELECTRICAL & GAS UTILITIES
    Common-/- ...............................................   --          5,030,000        421,697          --
    Preferred-/- ............................................   --             21,438          1,258          --
  Centrais Geradoras do Sul do Brasil S.A. (Gerasul): .......   BRZL               --             --         0.2
    ELECTRICAL & GAS UTILITIES
    Preferred-/- ............................................   --        108,069,830        122,312          --
    Common-/- ...............................................   --         87,753,000         89,754          --

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Empresa Bandeirante de Energia S.A.-/- ....................   BRZL       14,986,180   $    145,615         0.1
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          21,836,884
                                                                                        ------------
Finance (12.8%)
  Uniao de Bancos Brasileiros S.A. (Unibanco) Units{=} ......   BRZL       80,014,700      2,626,237         2.4
    BANKS-MONEY CENTER
  Banco Rio de La Plata S.A. - ADR{\/} ......................   ARG           247,200      2,224,800         2.1
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE          117,400      1,665,613         1.5
    INVESTMENT MANAGEMENT
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ...   ARG            94,520      1,612,748         1.5
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN            57,597      1,249,135         1.2
    OTHER FINANCIAL
  Grupo Financiero Banorte, S.A. de C.V. "B"-/- .............   MEX         1,898,671      1,157,657         1.1
    BANKS-SUPER REGIONAL
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .....   MEX           906,700        942,329         0.9
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} ......   ARG            32,700        846,113         0.8
    REAL ESTATE
  Credicorp Ltd. - ADR{\/} ..................................   PERU           94,682        639,104         0.6
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} .............................   CHLE           59,880        538,920         0.5
    BANKS-MONEY CENTER
  Banco Wiese - ADR{\/} .....................................   PERU          131,400        238,163         0.2
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          13,740,819
                                                                                        ------------
Materials/Basic Industry (12.7%)
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........   CHLE           95,100      3,162,075         2.9
    CHEMICALS
  Companhia Vale do Rio Doce "A" Preferred ..................   BRZL          160,703      2,425,096         2.2
    METALS - STEEL
  Industrias Penoles S.A. (CP) ..............................   MEX           634,600      1,940,922         1.8
    METALS - NON-FERROUS
  Apasco, S.A. de C.V. ......................................   MEX           523,000      1,915,372         1.8
    CEMENT
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" .............   MEX         1,362,500        730,946         0.7
    CEMENT
  Compania de Minas Buenaventura S.A. - ADR{\/} .............   PERU           51,300        628,425         0.6
    GOLD
  Siderca S.A. "A" ..........................................   ARG           443,400        620,946         0.6
    METALS - STEEL
  Grupo Mexico S.A. "B" .....................................   MEX           235,824        599,889         0.6
    METALS - NON-FERROUS
  Votorantim Celulose e Papel S.A. ..........................   BRZL       57,900,000        509,683         0.5
    PAPER/PACKAGING
  Usinas Siderurgicas de Minas Gerais S.A. - USIMINAS .......   BRZL          160,300        505,305         0.5
    METALS - STEEL

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Caemi Mineracao e Metalurgia S.A. Preferred ...............   BRZL       12,750,000   $    272,573         0.2
    METALS - STEEL
  Venezolana de Cementos, S.A.C.A.: .........................   VENZ               --             --         0.2
    CEMENT
    "A" .....................................................   --            521,635        156,261          --
    "B" .....................................................   --            344,828         94,182          --
  Companhia Cimento Portland Itau Preferred .................   BRZL          650,000         87,190         0.1
    CEMENT
                                                                                        ------------
                                                                                          13,648,865
                                                                                        ------------
Consumer Non-Durables (12.5%)
  Fomento Economico Mexicano, S.A. de C.V. - ADR{\/} ........   MEX           165,450      4,312,041         4.0
    BEVERAGES - NON-ALCOHOLIC
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           825,600      2,418,862         2.3
    PERSONAL CARE/COSMETICS
  Compania Cervecerias Unidas S.A. - ADR{\/} ................   CHLE          105,400      1,897,200         1.8
    BEVERAGES - ALCOHOLIC
  Companhia de Tecidos Norte de Minas Preferred .............   BRZL       11,622,000      1,344,598         1.2
    TEXTILES & APPAREL
  Quilmes Industrial S.A. - ADR{\/} .........................   ARG           126,098      1,158,525         1.1
    BEVERAGES - ALCOHOLIC
  Grupo Industrial Maseca, S.A. de C.V. "B" .................   MEX         1,298,000      1,053,509         1.0
    FOOD
  Pepsi-Gemex S.A. - GDR{\/} ................................   MEX           122,800        798,200         0.7
    BEVERAGES - NON-ALCOHOLIC
  Embotelladora Andina S.A. "B" - ADR{\/} ...................   CHLE           37,800        444,150         0.4
    BEVERAGES - NON-ALCOHOLIC
  Sudamtex de Venezuela "B" - ADR{\/} .......................   VENZ           34,764         34,764          --
    TEXTILES & APPAREL
  Cerveceria Backus & Johnston S.A. "T" .....................   PERU           87,469         31,086          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          13,492,935
                                                                                        ------------
Multi-Industry/Miscellaneous (7.9%)
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX           879,800      3,047,907         2.8
    MULTI-INDUSTRY
  Itausa Investimentos Itau S.A. Preferred ..................   BRZL        3,749,289      1,980,258         1.8
    MULTI-INDUSTRY
  Alfa, S.A. de C.V. "A" ....................................   MEX           645,100      1,724,013         1.6
    CONGLOMERATE
  Desc, S.A. de C.V. - ADR{\/} ..............................   MEX            83,440      1,574,930         1.5
    CONGLOMERATE
  Quinenco S.A. - ADR{\/} ...................................   CHLE           29,900        216,775         0.2
    CONGLOMERATE
                                                                                        ------------
                                                                                           8,543,883
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Capital Goods (0.9%)
  ARA, S.A. de C.V.-/- ......................................   MEX           230,000   $    505,394         0.5
    CONSTRUCTION
  Corporacion GEO, S.A. de C.V. "B"-/- ......................   MEX           271,000        469,415         0.4
    CONSTRUCTION
                                                                                        ------------
                                                                                             974,809
                                                                                        ------------
Consumer Durables (0.6%)
  Sanluis Corporacion, S.A. de C.V. .........................   MEX           455,500        652,840         0.6
    AUTO PARTS
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $166,683,412) ................                            103,073,412        95.7
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                                      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------             -----------   ------------   -------------
  Companhia Paulista de Forca e Luz Preferred Rights, expire
   November 5, 1998 (cost $0)  ..............................                  12,350            147          --
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (0.0%)
  Brazil (0.0%)
    Companhia Vale do Rio Doce - Non Convertible (cost
     $0) ....................................................   BRL           276,400             --          --
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $200,000 U.S. Treasury Notes, 9.125% due
   5/15/99 (market value of collateral is $213,250, including
   accrued interest). (cost $205,000) .......................                                205,000         0.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $166,888,412)  * ....................                            103,278,559        95.9
Other Assets and Liabilities ................................                              4,405,348         4.1
                                                                                        ------------       -----

NET ASSETS ..................................................                           $107,683,907       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        [.]  Each unit represents 3 "B" shares and 1 "C" share.
        {=} Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
          * For Federal income tax purposes, cost is $169,023,946 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,252,923
                 Unrealized depreciation:           (66,998,310)
                                                  -------------
                 Net unrealized depreciation:     $ (65,745,387)
                                                  -------------
                                                  -------------

             Abbreviation:
             ADR--American Depositary Receipt
             GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Argentina (ARG/ARS) ..................   11.7                  11.7
Brazil (BRZL/BRL) ....................   36.2                  36.2
Chile (CHLE/CLP) .....................   12.6                  12.6
Mexico (MEX/MXN) .....................   30.2                  30.2
Panama (PAN/PND) .....................    1.2                   1.2
Peru (PERU/PES) ......................    1.4                   1.4
United States (US/USD) ...............    1.1        4.3        5.4
Venezuela (VENZ/VEB) .................    1.3                   1.3
                                        ------       ---      -----
Total  ...............................   95.7        4.3      100.0
                                        ------       ---      -----
                                        ------       ---      -----

--------------

{d}  Percentages indicated are based on net assets of $107,683,907.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $166,888,412) (Note 1).................................  $103,278,559
  U.S. currency....................................................................................           593
  Receivable for Fund shares sold..................................................................     5,053,642
  Dividends receivable.............................................................................       796,039
  Receivable for securities sold...................................................................       294,094
  Interest receivable..............................................................................            60
                                                                                                     ------------
    Total assets...................................................................................   109,422,987
                                                                                                     ------------
Liabilities:
  Payable for Fund shares repurchased..............................................................       937,281
  Payable for investment management and administration fees (Note 2)...............................       395,486
  Payable for service and distribution expenses (Note 2)...........................................       164,858
  Payable for transfer agent fees (Note 2).........................................................       100,718
  Payable for professional fees....................................................................        47,847
  Payable for registration and filing fees.........................................................        35,645
  Payable for printing and postage expenses........................................................        23,375
  Payable for custodian fees.......................................................................        22,360
  Payable for Trustees' fees and expenses (Note 2).................................................         1,483
  Payable for fund accounting fees (Note 2)........................................................           100
  Other accrued expenses...........................................................................         9,927
                                                                                                     ------------
    Total liabilities..............................................................................     1,739,080
                                                                                                     ------------
Net assets.........................................................................................  $107,683,907
                                                                                                     ------------
                                                                                                     ------------
Class A:
Net asset value and redemption price per share ($60,719,898 DIVIDED BY 5,191,631 shares
 outstanding)......................................................................................  $      11.70
                                                                                                     ------------
                                                                                                     ------------
Maximum offering price per share (100/95.25 of $11.70) *...........................................  $      12.28
                                                                                                     ------------
                                                                                                     ------------
Class B:+
Net asset value and offering price per share ($46,599,065 DIVIDED BY 4,055,494 shares
 outstanding)......................................................................................  $      11.49
                                                                                                     ------------
                                                                                                     ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($364,944 DIVIDED BY
 31,167 shares outstanding)........................................................................  $      11.71
                                                                                                     ------------
                                                                                                     ------------
Net assets consist of:
  Paid in capital..................................................................................  $204,122,934
  Undistributed net investment income..............................................................       831,995
  Accumulated net realized loss on investments and foreign currency transactions...................   (33,630,013)
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies.......       (31,156)
  Net unrealized depreciation of investments.......................................................   (63,609,853)
                                                                                                     ------------
Total -- representing net assets applicable to capital shares outstanding..........................  $107,683,907
                                                                                                     ------------
                                                                                                     ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $574,241)...............................  $  5,834,403
  Securities lending income..................................................................       196,393
  Interest income............................................................................       133,008
                                                                                               ------------
    Total investment income..................................................................     6,163,804
                                                                                               ------------
Expenses:
  Investment management and administration fees (Note 2).....................................     2,036,326
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $    560,118
    Class B....................................................................       959,894     1,520,012
                                                                                 ------------
  Transfer agent fees (Note 2)...............................................................       800,000
  Interest expense...........................................................................       350,276
  Printing and postage expenses..............................................................       193,815
  Professional fees..........................................................................       124,425
  Custodian fees.............................................................................       105,785
  Registration and filing fees...............................................................        90,950
  Fund accounting fees (Note 2)..............................................................        55,950
  Trustees' fees and expenses (Note 2).......................................................        10,585
  Other expenses.............................................................................        20,281
                                                                                               ------------
    Total expenses before reimbursement......................................................     5,308,405
                                                                                               ------------
      Expenses reimbursed by A I M Advisors, Inc.............................................      (297,829)
                                                                                               ------------
    Total net expenses.......................................................................     5,010,576
                                                                                               ------------
Net investment income........................................................................     1,153,228
                                                                                               ------------
Net realized and unrealized loss on investments and foreign currencies:
  Net realized loss on investments.............................................   (18,439,149)
  Net realized loss on foreign currency transactions...........................      (276,597)
                                                                                 ------------
    Net realized loss during the year........................................................   (18,715,746)
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................       (24,435)
  Net change in unrealized depreciation of investments.........................   (54,450,981)
                                                                                 ------------
    Net unrealized depreciation during the year..............................................   (54,475,416)
                                                                                               ------------
Net realized and unrealized loss on investments and foreign currencies.......................   (73,191,162)
                                                                                               ------------
Net decrease in net assets resulting from operations.........................................  $(72,037,934)
                                                                                               ------------
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                 YEAR ENDED         YEAR ENDED
                                                                              OCTOBER 31, 1998   OCTOBER 31, 1997
                                                                              ----------------   ----------------
Decrease in net assets
Operations:
  Net investment income.....................................................   $     1,153,228    $     1,116,958
  Net realized gain (loss) on investments and foreign currency
   transactions.............................................................       (18,715,746)        84,545,615
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies.............................           (24,435)            25,640
  Net change in unrealized depreciation of investments......................       (54,450,981)       (47,707,162)
                                                                              ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations.........       (72,037,934)        37,981,051
                                                                              ----------------   ----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income................................................          (219,544)                --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income................................................            (5,514)                --
                                                                              ----------------   ----------------
    Total distributions.....................................................          (225,058)                --
                                                                              ----------------   ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........................       771,991,302      1,267,100,757
  Decrease from capital shares repurchased..................................      (885,624,465)    (1,327,093,718)
                                                                              ----------------   ----------------
    Net decrease from capital share transactions............................      (113,633,163)       (59,992,961)
                                                                              ----------------   ----------------
Total decrease in net assets................................................      (185,896,155)       (22,011,910)
Net assets:
  Beginning of year.........................................................       293,580,062        315,591,972
                                                                              ----------------   ----------------
  End of year *.............................................................   $   107,683,907    $   293,580,062
                                                                              ----------------   ----------------
                                                                              ----------------   ----------------
 * Includes undistributed net investment income of:.........................   $       831,995    $       219,672
                                                                              ----------------   ----------------
                                                                              ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)    1995 (d)    1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   19.50   $   17.95   $   15.38   $   26.11   $   19.78
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.13*       0.11        0.09        0.15       (0.08)
  Net realized and unrealized gain
   (loss) on investments................      (7.90)       1.44        2.59       (9.28)       6.75
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (7.77)       1.55        2.68       (9.13)       6.67
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.03)         --       (0.08)         --       (0.19)
  From net realized gain on
   investments..........................         --          --          --       (1.60)      (0.15)
  In excess of net investment income....         --          --       (0.03)         --          --
                                          ----------  ----------  ----------  ----------  ----------
Total distributions.....................      (0.03)         --       (0.11)      (1.60)      (0.34)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   11.70   $   19.50   $   17.95   $   15.38   $   26.11
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (39.86)%      8.52%      17.52%     (37.16)%     34.10%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  60,720   $ 159,496   $ 177,373   $ 182,462   $ 336,960
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Note 2)...............       0.78%       0.52%       0.46%       0.86%      (0.29)%
  Without expense reductions and/or
   reimbursement........................       0.64%       0.42%       0.39%       0.85%        N/A
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and/or
   reimbursement (Note 2)...............       2.00%       1.96%       2.03%       2.11%       2.04%
  Without expense reductions and/or
   reimbursement........................       2.14%       2.06%       2.10%       2.12%        N/A
Ratio of interest expenses to average
 net assets++...........................       0.17%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............         39%        130%        101%        125%        155%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment income per share would have been reduced by $0.02 for Class A, B, and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)    1995 (d)    1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   19.23   $   17.78   $   15.21   $   25.94   $   19.75
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.04*       0.01       (0.00)       0.06       (0.22)
  Net realized and unrealized gain
   (loss) on investments................      (7.78)       1.44        2.59       (9.19)       6.74
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (7.74)       1.45        2.59       (9.13)       6.52
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --       (0.01)         --       (0.18)
  From net realized gain on
   investments..........................         --          --          --       (1.60)      (0.15)
  In excess of net investment income....         --          --       (0.01)         --          --
                                          ----------  ----------  ----------  ----------  ----------
Total distributions.....................         --          --       (0.02)      (1.60)      (0.33)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   11.49   $   19.23   $   17.78   $   15.21   $   25.94
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (40.19)%      8.04%      17.02%     (37.42)%     33.33%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  46,599   $ 133,448   $ 137,400   $ 134,527   $ 211,673
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Note 2)...............       0.28%       0.02%      (0.04)%      0.36%      (0.79)%
  Without expense reductions and/or
   reimbursement........................       0.14%      (0.08)%     (0.11)%      0.35%        N/A
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and/or
   reimbursement (Note 2)...............       2.50%       2.46%       2.53%       2.61%       2.54%
  Without expense reductions and/or
   reimbursement........................       2.64%       2.56%       2.60%       2.62%        N/A
Ratio of interest expenses to average
 net assets++...........................       0.17%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............         39%        130%        101%        125%        155%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment income per share would have been reduced by $0.02 for Class A, B, and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             ADVISOR CLASS+
                                          ----------------------------------------------------
                                             YEAR       YEAR ENDED OCTOBER 31,   JUNE 1, 1995
                                             ENDED                                    TO
                                          OCTOBER 31,  ------------------------   OCTOBER 31,
                                           1998 (d)     1997 (d)     1996 (d)        1995
                                          -----------  -----------  -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   19.57    $   17.94    $   15.40     $   15.95
                                          -----------  -----------  -----------  -------------
Income from investment operations:
  Net investment income (loss)..........        0.21*        0.19         0.17          0.09
  Net realized and unrealized gain
   (loss) on investments................       (7.92)        1.44         2.58         (0.64)
                                          -----------  -----------  -----------  -------------
    Net increase (decrease) from
     investment operations..............       (7.71)        1.63         2.75         (0.55)
                                          -----------  -----------  -----------  -------------
Distributions to shareholders:
  From net investment income............       (0.15)          --        (0.14)           --
  From net realized gain on
   investments..........................          --           --           --            --
  In excess of net investment income....          --           --        (0.07)           --
                                          -----------  -----------  -----------  -------------
Total distributions.....................       (0.15)          --        (0.21)           --
                                          -----------  -----------  -----------  -------------
Net asset value, end of period..........   $   11.71    $   19.57    $   17.94     $   15.40
                                          -----------  -----------  -----------  -------------
                                          -----------  -----------  -----------  -------------

Total investment return (c).............      (39.67)%       8.91%       18.16%        (3.45)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $     365    $     636    $     818     $     369
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Note 2)...............        1.28%        1.02%        0.96%         1.36%(a)
  Without expense reductions and/or
   reimbursement........................        1.14%        0.92%        0.89%         1.35%(a)
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and/or
   reimbursement (Note 2)...............        1.50%        1.46%        1.53%         1.61%(a)
  Without expense reductions and/or
   reimbursement........................        1.64%        1.56%        1.60%         1.62%(a)
Ratio of interest expenses to average
 net assets++...........................        0.17%         N/A          N/A           N/A
Portfolio turnover rate++...............          39%         130%         101%          125%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment income per share would have been reduced by $0.02 for Class A, B, and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Latin American Growth Fund ( the "Fund"), formerly GT Global Latin American Growth Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly GT Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. ("the Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward

Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the fund hold the underlying securities and, for a put, requires the Fund to maintain in a segregated account cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates. At October 31, 1998, the fund had no open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of approximately $12,106,364 were on loan to brokers. The loans were secured by cash collateral of $12,196,698. For the year ended October 31, 1998, the Fund received $196,393 of income from securities lending.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carry forward of $31,494,478, of which $8,211,998 expires in 2003, $6,727,327 expires in 2004 and
$16,555,153 expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $7,732,934, with a weighted average interest rate of 6.28%. Interest expense for the Fund for the year ended October 31, 1998, was $329,369. Other interest expense charges amounted to $20,907.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-advisor and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, is the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% of the first $500 million of average daily net assets of the Fund; 0.95% of the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, is the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained $10,956 and $16,513, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs in the amount of $0 and $74, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $205,097 and $586,137, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $80,756,729 and $185,978,861. There were no purchases or sales of U.S. government obligations for the year ended October 31, 1998.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trusts were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trusts and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                         YEAR ENDED                   YEAR ENDED
                                                                      OCTOBER 31, 1998             OCTOBER 31, 1997
                                                                 ---------------------------  ---------------------------
CLASS A                                                             SHARES        AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------  ------------  -------------  ------------  -------------
Shares sold....................................................    31,480,158  $ 504,106,417    46,171,230  $ 937,785,689
Shares issued in connection with reinvestment of
  distributions................................................         8,770        183,909            --             --
                                                                 ------------  -------------  ------------  -------------
                                                                   31,488,928    504,290,326    46,171,230    937,785,689
Shares repurchased.............................................   (34,474,810)  (565,877,892)  (47,874,889)  (980,118,186)
                                                                 ------------  -------------  ------------  -------------
Net decrease...................................................    (2,985,882) $ (61,587,566)   (1,703,659) $ (42,332,497)
                                                                 ------------  -------------  ------------  -------------
                                                                 ------------  -------------  ------------  -------------

CLASS B
---------------------------------------------------------------
Shares sold....................................................    14,533,097  $ 243,328,768    14,424,170  $ 299,346,687
Shares repurchased.............................................   (17,417,330)  (295,361,292)  (15,210,392)  (316,506,347)
                                                                 ------------  -------------  ------------  -------------
Net decrease...................................................    (2,884,233) $ (52,032,524)     (786,222) $ (17,159,660)
                                                                 ------------  -------------  ------------  -------------
                                                                 ------------  -------------  ------------  -------------
ADVISOR CLASS
---------------------------------------------------------------
Shares sold....................................................     1,261,470  $  24,366,740     1,448,623  $  29,968,381
Shares issued in connection with reinvestment of
  distributions................................................           261          5,468            --             --
                                                                 ------------  -------------  ------------  -------------
                                                                    1,261,731     24,372,208     1,448,623     29,968,381
Shares repurchased.............................................    (1,263,040)   (24,385,281)   (1,461,777)   (30,469,185)
                                                                 ------------  -------------  ------------  -------------
Net decrease...................................................        (1,309) $     (13,073)      (13,154) $    (500,804)
                                                                 ------------  -------------  ------------  -------------
                                                                 ------------  -------------  ------------  -------------

5. SUBSEQUENT EVENT (UNAUDITED)
Effective December 14, 1998, sub-advisory and sub-administration responsibility for the Fund was transferred from INVESCO (NY), Inc. to INVESCO Asset Management Ltd., another indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. will continue to serve as the manager and administrator of the Fund. The transfer will not change the fees paid by A I M Advisors, Inc. for sub-advisory services and will not change the nature of the sub-advisory services provided to the Fund or the personnel providing such services.

6. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of G.T. Investment Funds, Inc., now known as AIM Investment Funds (the "Trust"), was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                                         VOTES     WITHHELD/
        TRUSTEE/MATTER                                                                     VOTES FOR    AGAINST   ABSTENTIONS
        --------------------------------------------------------------------------------  -----------  ---------  -----------
(1)     C. Derek Anderson...............................................................  191,685,088        N/A   13,123,292
        Frank S. Bayley.................................................................  191,766,811        N/A   13,041,568
        William J. Guilfoyle............................................................  191,828,959        N/A   12,979,420
        Arthur C. Patterson.............................................................  191,845,270        N/A   12,963,109
        Ruth H. Quigley.................................................................  191,869,887        N/A   12,938,492
(2)(a)  Approval of investment management and administration contract...................    4,693,066    238,916    1,771,193*
(2)(b)  Approval of sub-advisory and sub-administration contract........................    4,637,262    272,743    1,793,170*
(3)     Approval of replacement Rule 12b-1 plans of distribution
        CLASS A SHARES..................................................................    3,040,544    184,812      359,544
        CLASS B SHARES..................................................................    2,729,104    122,910      232,232
(4)(a)  Modification of Fundamental Restriction on Concentration........................    4,613,784    274,772    1,814,619*
(4)(b)  Modification of Fundamental Restriction on Issuing Senior Securities and
         Borrowing Money................................................................    4,612,620    275,936    1,814,619*
(4)(c)  Modification of Fundamental Restriction on Making Loans.........................    4,613,268    275,288    1,814,619*
(4)(d)  Modification of Fundamental Restriction on Underwriting Securities..............    4,613,784    274,772    1,814,619*
(4)(e)  Modification of Fundamental Restriction on Real Estate Investments                  4,613,315    275,241    1,814,619*
(4)(f)  Modification of Fundamental Restriction on Investing in Commodities.............    4,608,943    279,613    1,814,619*
(4)(g)  Elimination of Fundamental Restriction on Margin Transactions...................    4,610,509    278,047    1,814,619*
(4)(h)  Elimination of Fundamental Restriction on Pledging Assets.......................    4,612,396    276,160    1,814,619*
(4)(i)  Elimination of Fundamental Restriction on Investments in Oil, Gas and Mineral
         Leases and Programs............................................................    4,612,606    275,950    1,814,619*
(4)(j)  Approval of New Fundamental Investment Policy Regarding Investment of All of
         Each Fund's Assets in an Open-End Fund.........................................    4,613,154    275,402    1,814,619*
(5)     Approval of an agreement and plan of conversion and termination with respect to
         the Trust......................................................................  190,027,469  6,362,084   94,055,040*
(6)     Ratification of the selection of Coopers and Lybrand L.L.P., now known as
         PricewaterhouseCoopers LLP, as the Trust's independent public accountants......  191,358,779  2,114,168   11,333,063

------------------------
  * Includes Broker Non-Votes

FEDERAL TAX INFORMATION (UNAUDITED):

For the fiscal year ended October 31, 1998, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.6907 per share (representing a total of $6,408,643). The amount of taxes paid by the Fund to such countries for the fiscal year ended October 31, 1998 was $.0619 per share (representing a total of $574,241). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended October 31, 1998.

COUNTRY                                                                           GROSS INCOME %   FOREIGN TAX PAID %
--------------------------------------------------------------------------------  --------------   ------------------
Argentina.......................................................................        6.47               0.00
Brazil..........................................................................       55.27              41.51
Chile...........................................................................       15.62              58.42
Mexico..........................................................................       17.23               0.00
Various.........................................................................        3.38               0.07
                                                                                     -------            -------
                                                                                       97.97             100.00
United States...................................................................        2.03               0.00
                                                                                     -------            -------
                                                                                      100.00%            100.00%
                                                                                     -------            -------
                                                                                     -------            -------

Information needed by shareholders to prepare their 1998 federal income tax return will be provided with the annual 1099 information in January 1999.

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Helge K. Lee
Vice President & Secretary

Dana R. Sutton
Vice President & Assistant Treasurer

Kenneth W. Chancey
Vice President &
Principal Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

David P. Hess
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


SUB-ADVISOR

INVESCO Asset Management Ltd.
11 Devonshire Square
London EC2M 4YR
England


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

HOW AIM MAKES INVESTING
EASY FOR YOU

- LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

-       AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS.
Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

- AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

- EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

- SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

- EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds-Registered Trademark-. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

- RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

- TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

- WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

CURRENT SHAREHOLDERS
CAN CALL OUR
AIM INVESTOR LINE AT
800-246-5463
FOR 24-HOUR-A-DAY
ACCOUNT INFORMATION.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK-

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $91 BILLION IN ASSETS FOR MORE THAN 5.5 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF SEPTEMBER 30, 1998.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 11TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

GROWTH FUNDS

AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2),(A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2),(B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund


GROWTH & INCOME FUNDS

AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2),(C)
AIM Charter Fund


INCOME FUNDS

AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund


TAX-FREE INCOME FUNDS

AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund


MONEY MARKET FUNDS

AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


INTERNATIONAL GROWTH FUNDS

AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Emerging Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM International Growth Fund(2)
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)


GLOBAL GROWTH FUNDS

AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Worldwide Growth Fund(2)


GLOBAL GROWTH & INCOME FUNDS

AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund


GLOBAL INCOME FUNDS

AIM Emerging Markets Debt Fund(2),(D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)


THEME FUNDS

AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2),(E)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

LAG-AR-1